SPDR® SERIES TRUST (the “Trust”)

Supplement dated March 9, 2015

to the Prospectuses and Statement of Additional Information

dated October 31, 2014

SPDR® Nuveen S&P® VRDO Municipal Bond ETF

SPDR® S&P® Mortgage Finance ETF

At the recommendation of SSgA Funds Management, Inc. (the “Adviser”), the Trust’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate the SPDR Nuveen S&P VRDO Municipal Bond ETF and SPDR S&P Mortgage Finance ETF (each, a “Fund” and collectively, the “Funds”). Accordingly, at the close of business on March 18, 2015, the Funds will no longer accept creation orders. March 18, 2015 will also be the last day of trading on the NYSE Arca, Inc. Each Fund will cease operations, liquidate its assets, and distribute proceeds to shareholders of record on or about March 31, 2015. Shareholders of record of the Funds remaining on March 31, 2015 will receive cash at the net asset value of their shares as of March 31, 2015, which will include any capital gains and dividends as of this date. Such payment should be made on March 31, 2015. Between March 19, 2015 and March 31, 2015, the Funds will be in the process of closing down and liquidating their respective portfolios, which will result in the Funds not tracking their applicable Indexes and increasing their cash holdings, which may not be consistent with each Fund’s investment objective and strategy. Shareholders of the Funds may sell their holdings on the NYSE Arca, Inc. prior to March 19, 2015. Customary brokerage charges may apply to such transactions. From March 19, 2015 through March 31, 2015, we cannot assure you that there will be a market for your shares.

On or promptly after March 31, 2015, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on March 31, 2015 will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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